Provisions (Details) - Schedule of Balance of Provisions - COP ($) $ in Millions		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022
Schedule of Balance of Provisions [Line Items]
Legal proceedings	[1]	$ 19,736	$ 19,101
Restructuring		5,180	10,517
Taxes other than income tax		297	4,473
Other		8,462	8,286
Total provisions		33,675	42,377
Current		22,045	27,123
Non-current		$ 11,630	$ 15,254

[1]	Provisions for legal proceedings are recognized to cover estimated probable losses arising from lawsuits brought against Exito Group, related to labor, civil, administrative and regulatory matters, which are assessed based on the best estimation of cash outflows required to settle a liability on the date of preparation of the financial statements. There is no individual material process included in these provisions. The balance is comprised of: